                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-35317) of Tractor Supply Company of our report dated January 24, 2001 appearing on page 13 in this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP
Nashville, Tennessee
March 22, 2002